UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2013

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

Item 1.01.	Entry into a Material Definitive Agreement.

On May 7, 2013, the Board of Directors of Consolidated Communications Holdings, Inc. (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and each of its directors and executive officers.  The Company plans to enter into an Indemnification Agreement with each of its current directors and executive officers and with future directors and executive officers from time to time.

The Indemnification Agreement provides, among other things, that the Company will indemnify the director or executive officer (the “Indemnitee”) to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”), if the Indemnitee was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), against all expenses actually and reasonably incurred by Indemnitee and, in the case of proceedings other than those by or in the right of the Company, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee, by reason of Indemnitee’s official capacity in which Indemnitee serves, served or will serve the Company, whether as a director, officer, employee or agent of the Company, or at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.  To the extent that the Indemnitee is, by reason of Indemnitee’s corporate capacity, a party to and is successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Indemnification Agreement provides that the Indemnitee shall be indemnified against all expenses incurred by the Indemnitee in connection with the Proceeding, regardless of whether Indemnitee has met the standards set forth in the DGCL and without any action or determination in accordance with the terms of the Indemnification Agreement.  If the Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise as to one or more but less than all claims, issues or matters in such Proceeding, the Indemnification Agreement provides that the Company shall indemnify the Indemnitee against all expenses incurred by Indemnitee in connection with each successfully resolved claim, issue or matter.

In addition, and subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred in defending or investigating a Proceeding in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company under the Indemnification Agreement.

The indemnification provided by the Indemnification Agreement is not exclusive of any other rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, Amended and Restated Bylaws, agreement, contract, vote of stockholders or disinterested directors under the terms of the Indemnification Agreement or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2013, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated Bylaws. The amendments to the existing Amended and Restated Bylaws took effect immediately upon adoption by the Board of Directors. A copy of the Amended and Restated Bylaws of the Company marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1. A complete copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.2.

These amendments to the Amended and Restated Bylaws include the following:

(i)           amendments to Article VIII:

(a)           to add the defined term “Corporate Capacity” to read in its entirety as follows: ‘Corporate Capacity’ describes the official capacity in which the applicable director, officer, employee or agent serves, served or will serve the Corporation, whether as a director, officer, employee or agent of the Corporation, or at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; ‘Corporate Capacity’ also describes any service by the applicable director, officer, employee or agent at the Corporation’s request in connection with an employee benefit plan if such person’s duties to the Corporation also impose duties on, or otherwise involve services by, such person to the plan or to participants in or beneficiaries of the plan; ‘Corporate Capacity’ includes, unless the context requires otherwise, the estate or personal representative of a director, officer, employee or agent”; such definition replaces the text in the first and second paragraphs of Section 8.01, which read as follows: “official capacity as a director, officer, employee or agent of the Corporation, as the case may be, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise”;

(d)           in the third paragraph of Section 8.01, to provide that the applicable standard of conduct to determine that indemnification of the director, officer, employee or agent is proper in the circumstances shall be as set forth in Section 145 of the DGCL and that indemnification of the indemnitee is not otherwise prohibited under Section 145 of the DGCL by replacing the words “this Section 8.01” with the words “Section 145 of the DGCL and that indemnification of Indemnitee is not otherwise prohibited under Section 145 of the DGCL”;

(e)           in the third paragraph of Section 8.01, to modify the procedure for determination of entitlement to indemnification by replacing the words “Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders” with the following words: “If there are two or more Disinterested Directors (as defined below), such determination shall be made at the Disinterested Directors’ discretion by a majority vote of such Disinterested Directors, by either (i) the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors or (ii) a committee of such Disinterested Directors designated by majority vote of such Disinterested Directors, even though less than a quorum.  Alternatively, if there are not two or more Disinterested Directors (or if a quorum of Disinterested Directors so directs), the determination shall be made in a written opinion by Independent Counsel (as defined below).  Such Independent Counsel shall be selected by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or if there are fewer than two Disinterested Directors, selected by the Board of Directors (in which selection directors who do not qualify as Disinterested Directors may participate).”;

(f)           in Section 8.02, to provide for mandatory advancement of expenses by any director or officer of the Corporation in defending or investigating a Proceeding (as such term is defined in the Amended and Restated Bylaws); and

(ii)           In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Amended and Restated Bylaws.

The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Amended and Restated Bylaws, as amended, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 7, 2013, 34,321,772 shares of common stock, $0.01 par value, or approximately 85.56% of the 40,113,018 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal No. 1: Election of Class II Directors. The number of votes cast for each nominee named in the Company’s proxy statement, as well as the number of votes withheld and broker non-votes, were as follows:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Thomas A. Gerke	24,761,251	285,543	9,274,978
Roger H. Moore	24,725,620	321,174	9,274,978

Each nominee, having received a plurality of the votes cast, was elected. In addition, the terms of office of the following Directors continued after the Annual Meeting: Robert J. Currey, Richard A. Lumpkin, Maribeth S. Rahe, and Timothy D. Taron.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, the number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
33,988,084	238,139	95,549

There were no broker non-votes as to Proposal No. 2.

Proposal No. 2, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1
Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of May 7, 2013, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.2	Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of May 7, 2013.

10.1	Form of Indemnification Agreement with Directors and Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer